ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES (Details) - USD ($) $ in Thousands	Jun. 30, 2016	Dec. 31, 2015
Accrued Expenses And Other Current Liabilities Details
Accrued payroll and related costs	$ 14,803	$ 12,363
Accrued vacation	6,631	4,522
Accrual for minimum wage increase	3,010	3,284
Cash overdraft	1,334	1,300
Labor union contribution	952	920
Other	1,473	2,676
Total accrued expenses and other current liabilities	$ 28,203	$ 25,065